PREPAYMENTS AND OTHER CURRENT ASSETS, NET	12 Months Ended
Dec. 31, 2024
PREPAYMENTS AND OTHER CURRENT ASSETS, NET
PREPAYMENTS AND OTHER CURRENT ASSETS, NET

7.PREPAYMENTS AND OTHER CURRENT ASSETS, NET

Prepayments and other current assets, as of December 31, 2023 and 2024 were as follows:

	As of December 31,
	2023	2024
	RMB	RMB
Advances to suppliers	120,556	112,385
Deposits	22,042	11,033
Prepaid expenses	16,372	23,076
Value-added tax recoverable	21,888	28,468
Others	27,224	18,486
Total	208,082	193,448